

GLYECO
Innovative Green Chemistry

Corporate Presentation
December 2015

LDMICRO

Safe harbor statement

Statements and/or figures included in this presentation that are not historical facts (including any statements or projections concerning plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto), are forward-looking statements. These statements can be identified by the use of forward-looking terminology including "forecast," "may," "believe," "will," "expect," "anticipate," "estimate," "continue" or other similar words. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other "forward-looking" information. We and our representatives may from time to time make other oral or written statements that are also forward-looking statements.

These forward-looking statements are made based upon management's current plans, and best expectations, estimates, assumptions and beliefs concerning future events that may impact the company's future prospects and therefore involve a number of risks and uncertainties. GlyEco, Inc. cautions that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements.

Because these forward-looking statements involve risks and uncertainties, actual results could differ materially from those expressed or implied by these forward-looking statements for a number of important reasons. GlyEco, Inc. expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.

These hazardous wastes


Textile Waste


Used
Antifreeze


Used HVAC
Coolant


Aircraft Deicing
Runoff


Sterilization
Waste

Return to these products


Plastic Bottles


Polyester Fiber


Recycled
Antifreeze


Glycol
Concentrate

Glycol Recycling History

Late 1980s ➔ Glycol Plant Fire ➔ Environmental Movement ➔ Prestone® Begins Recycling

Today's Processing Technology

FLOC FILTER	NANO FILTRATION	ELECTRO DEIONIZATION	FRACTIONAL VACUUM DISTILLATION
▪ Unsophisticated ▪ Masking, not recycling ▪ Product – cloudy ▪ Compatible with green antifreeze only ▪ Not quality driven products	▪ Leading recycling technology in the 90s ▪ Membrane based process ▪ Removes wanted agents only ▪ Better looking product ▪ Handled mixed colors ▪ Contaminants remain	▪ Alternate membrane technology ▪ Expensive to purchase, operate, and maintain ▪ Does not meet requirements of removing additives in used antifreeze	▪ Method of choice by major recycling companies ▪ Removes virtually all contaminants; post treatment removes remaining contaminants ▪ Lower boiling temperature – less glycolates + formates ▪ Clear product ▪ Chlorides kept at 10 ppm

Used glycol market - MEG

- Glycol (MEG) consumption worldwide reached a record in 2014 with 5.5 billion gallons. 700 million gallons in the United States.
- The United States glycol (MEG) industry is approximately $3.2B annually.
- 50-60 million gallons of waste glycol were recovered and recycled in 2014.
- Recovered waste glycol enters the recycling and disposal industry from medical sterilization companies, polyester manufacturers, used antifreeze collected at garages, deicing material from airports, heat transfer fluid from HVAC servicers, and other industrial glycol streams aggregated.
- Of the approximately 375 million gallons of waste glycol generated annually, less than 15% is recycled while the remaining is burned for fuel, improperly disposed, or misrepresented as pure product. Of the 15% recycled, the majority is sub-standard quality.
- Glycol is 98% sustainable + recoverable + returnable to the market.

MARKETS FOR WASTE GLYCOL

Primary Market: Recycled to OEM/ASTM specifications; National companies purchase with assurances

Secondary Market: Little to no representation as to quality specs

Lower quality recycled product often is sold to small or international users that do not maintain a QC&A program

Reuse: Sold As Is w/out Purification or Diluted (significant impurities)

Disposal: Burn, Landfill, Pour Down Drain, Wastewater Treat

375 MILLION GALLONS OF USED GLYCOL*


100%
75%
50%
25%
260
60
55
Targeted = 10% each
Targeted = 20%
Disposed or Reused
Waste blended with virgin glycol
Recycled Product

*ICIS, Indorama, and other Market-Based Sources

What do we do?

GLYECO
Innovative Green Chemistry

GENERATORS → **COLLECTORS** → **AGGREGATORS** → **PROCESSORS** → **WHOLESALE & END USERS**

GENERATORS


jiffy lube

- Quality driven local, regional, and national auto dealerships, lube shops, etc.

COLLECTORS



- Collection at the time of retail purchase
- 3rd party oil recyclers
- Highly fragmented

AGGREGATORS



- Purchase and no fee used glycol waste streams from local collectors, regional, and national partners

PROCESSORS



- Patented and proprietary platform transforms feedstock into higher value end products
- Vacuum distillation only – Strict QC&A

WHOLESALE & END USERS

jiffy lube · Valvoline · at&t

- Recycled products are delivered to end customers within 200 mile radius of our 6 retail facilities
- Delivered via rail for large (bulk) commercial clients

VERTICAL INTEGRATION ENABLES GLYECO TO CONTROL MORE OF THE VALUE CHAIN & CAPTURE HIGHER MARGINS

Who are we?

GlyEco is a recycler of waste glycol streams within North America. Our seven processing centers deliver superior quality glycol products, the only company that delivers a fully integrated solution to the glycol, blend and antifreeze industries.

Investment highlights

- Operations began in 2011
- OTC Pink Sheets: GLYE
- TTM Total Revenue $6.8M (September 30, 2015)
- TTM Recurring Revenue 83.5% (September 30, 2015)
- Eastern US, Southern US, and Northeast Operations. Expanding West (43 full time and 3 part time employees)
- 5,000+ customers

$6.8M
TTM TOTAL REVENUE

83.5%
TTM RECURRING REVENUE

What are our strengths?

- Largest independent integrated recycled glycol solution in US (5% market share)
- 30 major metropolitan footprint
- Delivering to over 5,000 customers & 20 distributors
- 130 million population reach through local and regional distribution
- Industry leader in technology with:
    - Patented and proprietary glycol technology
    - Ability to recycled difficult waste streams
- Strong relationships with national retailers
- Unwavering commitment to quality
- Comprehensive and expanding product portfolio
- Significant customer base with strong recurring revenues
- 48 hour delivery commitment
- Leveraging quick to partner solutions for expansion
- Exceptional staff with knowledge &commitment to care for our customers


Quality
Service
Technology
Footprint

REPORT | DATA | ANALYTICS

What markets do we serve?


Manufacturing & Distribution Facilities
Recent | Future Expansion
Distributor
South Dakota Reach 3.4M
Minnesota Reach 10.5M
Indiana Reach 10.9MM
Regional Distributor Reach 14.5M
New Jersey Reach 28.7M
Maryland Reach 11.2M
South Carolina Reach 31.5M
Florida Reach 19.9M
Texas Est. Q2 2016
New Direct Deliver Locations
NC – Q3 2015
GA – Q3 2015
KY – Q4 2015
OH – Q1 2016
AL – Q2 2016

REGIONAL FOOTPRINT, COLLECTING FEEDSTOCK AND DELIVERING PRODUCT ACROSS THE COUNTRY FROM DISTRIBUTION HUBS
NATIONAL AND INTERNATIONAL DISTRIBUTION, SUPPLIED OUT OF NEW JERSEY FACILITY

How do we insure quality?

Three-Tiered Quality Control & Assurance Program - 24 modules


Tier III: Third Party Lab
Cross checking of batch samples and completion of ASTM testing for calibration and assurance
Tier II: Central Lab
Complete ASTM testing, compliance review, R&D, cross-checking, and QC guidance
Tier II: Management
Quality Committee and Technical Management review, input, oversight, and policy modifications
Tier I: Plant Quality Control
Routine in process testing, C of As, composite and retain sample management, and isolated R&D

Quality Glycol is our DNA

Twenty-four control modules in place from feedstock arrival through pre-treatment, primary treatment, post treatment and final product testing/analysis

1 of 2 Approved Military Glycol Recyclers

Offtake customer wins - 2015

Military Antifreeze Distributor (Q1'15)

Supplying 55 gallons drums of antifreeze to military vehicles across the United States and abroad.

National Auto Care Customer (Q1'15)

Supplying antifreeze to 560 retail locations in 20 MSAs from 6 of GlyEco's facilities.

National Fleet Vehicle Customer (Q2'15)

Supplying antifreeze to 65 fleet locations.

National Auto Care Customer (Q3'15)

Supplying antifreeze to 150 locations from 5 of GlyEco's facilities.

Northeast Region Distributor (Q4'15)

Supplying antifreeze to distributor with over 750 accounts in the Northeast U.S.

775
New Retail Locations

87.3%
Under 24 hour Service Calls

2
New Distributors

Feedstock customer wins - 2015

Canada Waste Glycol Supply (Q1'15)

Started receiving feedstock streams from several sources of waste glycol into four of GlyEco's facilities

Polyester Feedstock Stream (Q2'15)

Procured and processed waste polyester stream from multinational manufacturing company

Propylene Glycol Stream (Q3'15)

Procured, processed and sold propylene glycol based heat transfer fluid



$0.00

Capital Investment for this expansion

Extending our reach

GlyEco intends to expand in three areas: (1) distribution network, (2) geographic reach, and (3) product line. We will continue to penetrate existing markets that we currently serve with our current product portfolio. We will expand into the regions of North America that we service via direct delivery, distribution partners, acquisitions, and licensing. We will expand our product lines both within EG-based product and other types of glycols


MANUFACTURING
DISTRIBUTION
RETAIL
Existing Product MEG
New Product - PG
New Feedstock
New Partner
MANUFACTURER
DISTRIBUTORS
AUTO REPAIR SHOPS

Securities snapshot

Selected Common Stock Information	
Ticker Symbol	GLYE (OTC)
Stock Price (as of November 17, 2015)	$0.10
52 Week Range	$0.06 - $0.44
Fiscal year end	December 31, 2015
Outstanding Shares as of September 30, 2015	71,715,638
Stock Options - Average Exercise Price $0.69	11,724,585
Warrants – Average Exercise Price $0.99	16,567,326
Average 3 Month Trading Volume	86,079

Financial gains

Financial Highlights	Q2 2015 (Actual)	Q2 2014 (Actual)	Q2 2015 % Change	Q3 2015 (Actual)	Q3 2014 (Actual)	Q3 2015 % Change
Total Revenue	$ 2,041,901	$ 1,606,990	+27%	$ 2,141,924	$ 1,281,791	+67.1%
COGS	$ 2,281,624	$ 1,629,257	+40%	$ 2,239,512	$ 1,469,709	+52.4%
Operating expenses	$ 795,246	$ 1,043,874	-24%	$ 596,414	$ 1,552,153	-61.6%
Net loss	$(1,075,786)	$(1,111,541)	--%	$(735,694)	$(1,797,298)	- 59.1%
Basic & diluted loss per share	$(0.02)	$(0.02)		$(0.01)	$(0.03)	

Financials

Balance Sheet Highlights*	September 30, 2015
Cash and Investments	$1,059,220
Total Current Assets	$3,314,263
Total Current Liabilities	$1,735,766
Total Assets	$15,122,738
Notes Payable & Capital Leases	$1,101,582
Shareholders' Equity	$12,750,421
Shares Outstanding	71,715,638
Stock Price	$0.10
52 Week Range	$0.06 - $0.44
Market Capitalization	$6,690,000

Growth and profit statistics

+14%
YEAR ON YEAR QUARTERLY INCREASE IN CUSTOMERS

+64%
YEAR ON YEAR QUARTERLY INCREASE IN REVENUE (Estimated)

BE
FACILITIES AS A WHOLE AT BREAKEVEN, with profitable facilities at EBITDA of between 10-35%.

35%
TTM DECREASE IN NET LOSS (Estimated)

Financial model


Manufacturing and Distribution Facilities
Margin Profile Upon Scaling
10%
30%
60%
20%
24%
56%
33%
22%
45%
$500K in Sales
$1M in Sales
$1.5M in Sales
COGS
SG&A
EBITDA Margin

Investment highlights

- Quality Control and Assurance – We live the brand promise
- Highly recurring revenue stream and exceptional customer retention rate
- Disruptive technology in sleepy space
- Dominant Market Footprint – 7 facilities | 14 states reached
- Quick to Partner Platform – Patented and Proprietary
- Emerging vendor in an under-penetrated North American market evidenced by 2015 wins
- Consolidation | Franchising | and Regional Partnerships 2016 – 2017 goals
- Opportunity to Achieve Sustainable EBITDA Margins of 15%-30% at Scale



Thank you.
Any Questions?

David J. Ide
President &
Chief Executive Officer
Email: ide@glyeco.com
Tel: (866) 960-1539

Grant Sahag
Executive Vice President &
Chief Information Officer
Email: grant.sahag@glyeco.com
Tel: (866) 960-1539